© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Investor Presentation EXHIBIT 99.1

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 2 Forward Looking Statements The foregoing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s expectations about new and existing programs and products, acquisitions, relationships, opportunities, taxation, technology, market conditions and economic expectations. These statements may be identified by such forward-looking terminology as “should,” “expect,” “believe,” “view,” “opportunity,” “allow,” “continues,” “reflects,” “typically,” “usually,” “anticipate,” or similar statements or variations of such terms. Such forward-looking statements involve certain risks and uncertainties and our actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements in addition to those risk factors disclosed in Valley’s Annual Report on Form 10-K for the year ended December 31, 2013, include, but are not limited to: a severe decline in the general economic conditions of New Jersey, the New York Metropolitan area and Florida; unexpected changes in market interest rates for interest earning assets and/or interest bearing liabilities; less than expected cost savings from long-term borrowings that mature from 2015 to 2017; government intervention in the U.S. financial system and the effects of and changes in trade and monetary and fiscal policies and laws, including the interest rate policies of the Federal Reserve; claims and litigation pertaining to fiduciary responsibility, contractual issues, environmental laws and other matters; our inability to pay dividends at current levels, or at all, because of inadequate future earnings, regulatory restrictions or limitations, and changes in the composition of qualifying regulatory capital and minimum capital requirements (including those resulting from the U.S. implementation of Basel III requirements); higher than expected loan losses within one or more segments of our loan portfolio; declines in value in our investment portfolio, including additional other-than-temporary impairment charges on our investment securities; unexpected significant declines in the loan portfolio due to the lack of economic expansion, increased competition, large prepayments or other factors; unanticipated credit deterioration in our loan portfolio; unanticipated loan delinquencies, loss of collateral, decreased service revenues, and other potential negative effects on our business caused by severe weather or other external events; higher than expected tax rates, including increases resulting from changes in tax laws, regulations and case law; an unexpected decline in real estate values within our market areas; higher than expected FDIC insurance assessments; the failure of other financial institutions with whom we have trading, clearing, counterparty and other financial relationships; lack of liquidity to fund our various cash obligations; unanticipated reduction in our deposit base; potential acquisitions that may disrupt our business; legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulations) subject us to additional regulatory oversight which may result in higher compliance costs and/or require us to change our business model; changes in accounting policies or accounting standards; our inability to promptly adapt to technological changes; our internal controls and procedures may not be adequate to prevent losses; the inability to realize expected revenue synergies from the 1st United Bancorp, Inc. merger in the amounts or in the timeframe anticipated; costs or difficulties relating to the 1st United Bancorp, Inc. integration matters might be greater than expected; inability to retain customers and employees, including those of 1st United Bancorp, Inc. (1st United); lower than expected cash flows from purchased credit-impaired loans; cyber attacks, computer viruses or other malware that may breach the security of our websites or other systems to obtain unauthorized access to confidential information, destroy data, disable or degrade service, or sabotage our systems; and other unexpected material adverse changes in our operations or earnings.

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp • Focus on credit quality • Measured growth strategies • Never had a losing quarter • Heavily populated footprint • Strong customer service • Experienced senior and executive management • Experienced commercial lender • Large percentage of retail ownership – Long-term investment approach – Focus on cash and stock dividends • Large insider ownership, family members, retired employees and retired directors • Approximately 250 institutional holders or 54.2% of all shares held* *Source: SNL as of 8/1/2014 Our Approach 3

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley’s Franchise 204 Branches New Jersey & New York NJ 72% NY 19% Loans NJ 68% NY 21% Deposits 4 16 Counties Demographic Overview (2013) NJ Core Market(1) New York City(2) Long Island U.S.A. Avg. Pop. per Sq. Mile 5,943 40,080 3,123 89 Avg. Income per Household 95,598 83,900 114,414 69,637 Avg. Deposits per Branch 100,897 626,391 110,900 88,623 VLY Deposits(3) 7.4 billion 1.8 billion 0.9 billion 12.9 billion VLY Deposit Market Share 5.76% 0.18% 0.87% 0.13% (1)NJ Core Market includes Passaic, Morris, Hudson, Essex and Bergen Counties (2)New York City includes Brooklyn, Queens and Manhattan (3) Excludes Government and Sweep Deposits Source: SNL Financial

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. • Business Friendly – #1 tax climate for businesses in the Southeast U.S. • Zero personal income tax • 5.5% Corporate Business Tax Rate – Pro-business Governor and legislative agenda – Competitive cost of doing business • High Growth Potential – Entrance into historically high growth market – Adding franchise with strong organic and acquisitive growth history – 1st United’s experienced management team has built three major Florida banking franchises • Complementary to VLY NJ & NY Franchise – Low cost deposit funding source for Franchise – Opportunity to expand VLY’s successful product niches into a new market • Residential Lending • Consumer Lending – Retains strong capital on larger business, earning asset base Valley’s Franchise Florida (1st United) FL 9% Loans FL 11% Deposits 5 20 Branches 8 Counties

Low Execution Risk

Proven Acquirer & Retention of Key Personnel

- Rudy Schupp (CEO) to lead VLY's Florida Operation
- Warren Orlando (Chairman) & John Marino (President & CFO) will be prominent in leading the integration and client retention effort
- Non-compete agreements with executive management
- VLY has a proven track record of timely and seamless integrations with acquired institutions
- Comprehensive due diligence
  - 72% of non-covered commercial loans
  - 55% of non-covered consumer loans
- Technology has dramatically increased VLY's ability to manage risk in remote locations
  - Remote deposit capture, video conferencing & Internet/mobile delivery channels
- Consumer loans originated in Florida but underwritten and serviced in NJ

Year	Recent Bank Acquisitions	State	Asset Size	Days to Convert
2014	**1st United Bank**	**FL**	**$1.7 billion**	
2012	State Bank of Long Island	NY	$1.6 billion	90
2010	The Park Avenue Bank (FDIC)	NY	$0.5 billion	91
2010	LibertyPointe Bank (FDIC)	NY	$0.2 billion	86
2008	Greater Community Bank	NJ	$1.0 billion	40
2005	NorCrown Bank	NJ	$0.6 billion	50
2005	Shrewsbury State Bank	NJ	$0.4 billion	51
2001	Merchants Bank	NY	$1.4 billion	103

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved.
6

Valley National Bancorp

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. $194.2 $124.9 $114.6 $96.9 $88.8 $50 $100 $150 $200 Sep-13 Dec-13 Mar-14 Jun-14 Sep-14 Th o u sa n d s Valley’s 3Q 2014 Highlights 3Q Highlights Year to Date Loan Growth* • 3Q 2014 net income of $27.7 million or $0.14 per diluted common share • Total non-covered loan growth of $368.2 million or 12.5% annualized for the quarter • Non-Interest Income QoQ increase of 13.3% • Total non-PCI loan delinquencies as a percentage of total loans were 0.75%, a decrease of 13bps linked quarter • 1st United Merger closed as of November 1 – Assets of $1.7 billion – Deposits of $1.4 billion • 8.4% QoQ decrease in total non-performing assets (including non-performing loans held for sale) Dashboard 28.10% 5.40% 9.70% 0% 5% 10% 15% 20% 25% 30% Auto Loans Commercial & Industrial Commercial Real Estate **Excludes Purchase Credit Impaired Loans As of 9/30/2014 *Non-Covered Loans, annualized Non-Performing Assets** 7

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Funding Base – Scheduled Maturities (thousands) 2015 2016 2017 Certificate of Deposits $261,909 $134,555 $243,511 Borrowings 400,000 326,979 805,000 Derivatives* 100,000 200,000 100,000 Total $761,909 $661,534 $1,148,511 Balance Sheet Average Cost of Funds** 3.86% 4.40% 3.63% Deposit and Borrowing Maturities *Includes interest rate swaps and caps used to hedge deposit products **Includes derivative premium amortization and current cash flows 8

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Pro-Forma Impact Loan Composition Commercial Real Estate 44% 1-4 Family 20% Commercial & Industrial 17% Auto 9% Other Consumer 6% Construction 4% Valley Commercial Real Estate 62% 1-4 Family 11% Commercial & Industrial 17% Other Consumer 6% Construction 4% 1st United Commercial Real Estate 46% 1-4 Family 19% Commercial & Industrial 17% Auto 8% Other Consumer 6% Construction 4% Pro-Forma Loan Portfolio (millions) Amount % Commercial Real Estate $5,347 44% Residential Mortgage 2,436 20% Commercial & Industrial 2,077 17% Auto Loans 1,091 9% Other Consumer 711 6% Construction and Development 457 4% Total Loans $12,119 100% Loan Portfolio (millions) Amount % Commercial Real Estate $732 62% Residential Mortgage 134 11% Commercial & Industrial 203 17% Auto Loans - 0% Other Consumer 69 6% Construction and Development 41 4% Total Loans $1,179 100% Loan Portfolio (millions) Amount % Commercial Real Estate $6,079 45% Residential Mortgage 2,570 20% Commercial & Industrial 2,280 17% Auto Loans 1,091 8% Other Consumer 780 6% Construction and Development 498 4% Total Loans $13,298 100% 9 As of 9/30/2014

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Valley National Bancorp Asset & Loan Composition Non-Covered Loans 72% Securities 16% Covered Loans <1% <2> Cash 2% Intangible Assets 3% Other Assets <1> 7% Commercial Real Estate 43.5% Residential Mortgages 21% Commercial Loans 18% Auto Loans 9% Other Consumer 6% Construction Loans 4% Total Assets $16.7 Billion Non-Covered Loans (Gross) $12.1 Billion <1> Other Assets includes bank owned branch locations carried at a cost estimated by management to be significantly less than the current market value. <2> Loans subject to loss sharing agreements with the FDIC 10 As of 9/30/2014

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Asset Quality 2003 – 2014 Average Net Charge-offs 0.07% 0.49% 0.21% 0.06% 0.06% 0.46% 0.21% 0.32% 0.77% 1.67% 0.40% 0.43% 1.42% 0.63% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% CRE C&I C&D Residential Home Equity Consumer Total VLY Peers Source: SNL Financial data as of 7/28/2014 Peer group includes banks between $3 billion and $50 billion in assets 11

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Commercial Real Estate - $5.3 Billion (Includes both Covered and Non-Covered Loans) Primary Property Type $ Amount (Millions) % of Total Avg LTV 2010 Avg LTV Apartments 1,499 28% 33% 51% Retail 1,221 23% 52% 50% Industrial 747 14% 53% 53% Office 517 10% 49% 56% Mixed Use 549 10% 49% 44% Healthcare 301 6% 59% 61% Specialty 248 4% 47% 50% Land Loans 111 2% 58% 72% Residential 90 2% 51% 52% Other 41 1% 38% 47% 23% 14% 10% 10% 6% 4% 2% 2% 1% Apartments 28% -Average LTV based on current balances and most recent appraised value. - LTV calculation excludes Covered Loans. -The total CRE loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. -The chart above does not include $430 Million in Construction loans. Commercial Real Estate Diversified Portfolio As of 9/30/2014 12

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Total Retail Property Types - $1.2 Billion 28% 22% 23% 9% 7% 3% 3% 3% 2% Retail Property Type % of Total Avg LTV 2010 Avg LTV Multi-Tenanted - Anchor 28% 54% 49% Multi-Tenanted – No Anchor 22% 54% 55% Single Tenant 23% 55% 51% Auto Dealership 9% 50% 52% Private & Public Clubs 7% 37% 32% Food Establishments 3% 56% 54% Entertainment Facilities 3% 52% 43% Private Education Facilities 3% 40% 50% Auto Servicing 2% 46% 53% -Average LTV based on current balances and most recent appraised value -The chart above excludes construction loans. - LTV calculation excludes Covered Loans. Retail Composition Commercial Real Estate As of 9/30/2014 13

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 32% 23% 11% 12% 9% 9% 2% 2% Primary Property Type $ Amount (Millions) % of Total 2010 % of Total Residential 137 32% 47% Apartments 98 23% 4% Retail 47 11% 9% Land Loans 53 12% 13% Mixed Use 38 9% 13% Other 37 9% 10% Healthcare 10 2% 2% Specialty 10 2% 2% Composition Construction Loan Total Construction Loans - $393 Million -Construction loan balance is based on Valley’s internal loan hierarchy structure and does not reflect loan classifications reported in Valley’s SEC and bank regulatory reports. As of 9/30/2014 14

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Pro-Forma Impact Deposit Composition Non-Interest Bearing Deposits 30% Savings, NOW and Money Market 51% Time Deposits 19% Valley Non-Interest Bearing Deposits 39% Savings, NOW and Money Market 42% Time Deposits 19% 1st United Non-Interest Bearing Deposits 31% Savings, NOW and Money Market 50% Time Deposits 19% Pro-Forma* Deposit Portfolio (millions) Amount % Non-Interest Bearing Deposits $3,597 30% Savings, NOW and Money Market 6,082 51% Time Deposits 2,183 19% Total Deposits $11,862 100% Deposit Portfolio (millions) Amount % Non-Interest Bearing Deposits $541 39% Savings, NOW and Money Market 573 42% Time Deposits 261 19% Total Deposits $1,375 100% Deposit Portfolio (millions) Amount % Non-Interest Bearing Deposits $4,138 31% Savings, NOW and Money Market 6,655 50% Time Deposits 2,444 19% Total Deposits $13,237 100% 15 As of 9/30/2014 *Pro-forma as of 9/30/2014. 1st United was acquired on November 1, 2014.

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. Shareholder Returns (1) All per share amounts have been adjusted retroactively for stock splits and stock dividends during the periods presented. Data for the years prior to 2001 in the table above exclude certain prior year results for merger transactions accounted for using the pooling-of-interests method. (2) Previously reported results for 2011, 2010, 2009 and 2008 have been revised to reflect an increase in non-interest expense, which after taxes, reduced net income by $1.1 million, $1.2 million, $1.2 million and $1.3 million, respectively, and reduced basic and diluted earnings per common share by $0.01 for each of these years. Total assets and the other statistical data presented in the table have been revised accordingly. (3) Net income includes other-than-temporary impairment charges on investment securities, net of tax benefit, totaling $3.0 million, $12.2 million, $2.9 million, $4.0 million, $49.9 million, $10.4 million, and $3.0 million for the years ended 2012, 2011, 2010, 2009, 2008, 2007, and 2006, respectively. 16

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. For More Information Log onto our web site: www.valleynationalbank.com E-mail requests to: tscortes@valleynationalbank.com Call Shareholder Relations at: (973) 305-3380 Write to: Valley National Bank 1455 Valley Road Wayne, New Jersey 07470 Attn: Tina Cortes, Shareholder Relations Specialist Log onto our website above or www.sec.gov to obtain free copies of documents filed by Valley with the SEC 17

© 2014 Valley National Bank. Member FDIC. Equal Opportunity Lender. All Rights Reserved. 18